UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      (e) At the annual shareholders’ meeting of Foot Locker, Inc. (the “Company”) held on May 21, 2008, shareholders approved the Annual Incentive Compensation Plan, as Amended and Restated (the “Plan”). A summary of the terms and conditions of the Plan may be found on Pages 57 - 58 of the Company’s definitive proxy statement in connection with the 2008 annual meeting of shareholders (the “2008 Proxy Statement”), which was filed with the Securities and Exchange Commission (“SEC”) on April 10, 2008, and such summary is incorporated herein by reference. A copy of the Plan was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 26, 2008, which was filed with the SEC on April 1, 2008 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: May 27, 2008	By:	/s/ Gary M. Bahler
Senior Vice President, General Counsel and
Secretary